AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE OF PAGES: 1 | 3

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00019	See Block 16C		

6. ISSUED BY CODE ASPR-BARDA

ASPR-BARDA
200 Independence Ave., S.W.
Room 640-G
Washington DC 20201

7. ADMINISTERED BY *(If other than Item 6)* CODE ASPR-BARDA

ASPR-BARDA
200 Independence Ave., S.W.
Room 638-G
Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)*

EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC.
EMERGENT PRODUCT DEVELOPMENT GAITHE
300 PROFESSIONAL DR # 100
GAITHERSBURG MD 208793419

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED *(SEE ITEM 11)*

X 10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSO100201600030C

10B. DATED *(SEE ITEM 13)*
09/30/2016

CODE 1365869 FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR Part 43.103(a) - Bilateral Modifications
	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

Tax ID Number: 16-1666785
UEI: CNPVCR8DK7M8
The purpose of this modification is to extend the Period of Performance for CLIN 0001 to Sep 29, 2026.

Articles B.2. Base Period and F.1. Period of Performance are revised.

Total Funds Obligated to Date: **

All other terms and conditions remain unchanged.
OTA: N
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*	16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)*
Jessica Eyler Sr. Director MCM Operations	YIFAN YANG

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
Jessica Eyler — Electronically signed by: Jessica Eyler Reason: I approve this document Date: Apr 3, 2025 13:14 EDT *(Signature of person authorized to sign)*	04/03/2025	Yifan Yang -S — Digitally signed by Yifan Yang -S Date: 2025.04.04 10:48:14 -04'00' *(Signature of Contracting Officer)*	

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

REFERENCE NO. OF DOCUMENT BEING CONTINUED CONTINUATION SHEET HHSO100201600030C/P00019 NAME OF OFFEROR OR CONTRACTOR EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. 1365869 ITEM NO. (A) 1 FOB: Destination SUPPLIES/SERVICES (BJ Period of Performance: 09/30/2016 to 09/29/2026 Change Item 1 to read as follows(amount shown is the obligated amount): CLIN 0001 and CLIN 0002 for Licensure, Approval, and Clearance or Product through the FDA/Initial Purchase, Storage, and Delivery of Product Accounting Info: 2016.1990007.26201 Appr. Yr.: 2016 CAN: 1990007 Object Class: 26201 Funded: ** Accounting Info: 2023.1995361.26025 Appr. Yr.: 2023 CAN: 1995361 Object Class: 26025 Funded: ** NSN 7540-01-152-8067 QUANTITY UNIT (C) (D) UNIT PRICE (E) OF AMOUNT (F) OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110 3 **

HHSO100201600030C P00019 Page 3 of3 The purpose of this modification is to modify ARTICLES B.2 Base Period and F.l. Period of Performance ARTICLE B.2. Base Period -is modified as follows: CUN Period of Supplies/Services Total Est. Cost Fixed Fee Total Cost Plus Performance 7% Fixed Fee COST REIMBURSEMENT 0001 09/30/2016 Licensure, approval, ** ** ** (Funded) 09/29/2026 and clearance of (Funded) product through the FDA ARTICLE F.1. Period of Performance - is modified as follows: The period of performance for this contract shall be from September 30, 2016 through September 29, 2026. The period of performance for the base period of this contract shall be consistent with the dates set forth in SECTION B. End of Modification #19